BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock 60/40 Target Allocation ETF V.I. Fund

(the “Fund”)

Supplement dated January 26, 2022 to the Prospectus of the Fund, dated May 1, 2021, as supplemented to date

Effective immediately, the Fund’s Prospectus is amended as follows:

The section entitled “Details About the Fund – Information about the ETFs – ETFs” is amended to add the following underlying ETFs to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares® 10-20 Year Treasury Bond ETF

The fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years.

The fund seeks to track the investment results of the ICE® U.S. Treasury 10-20 Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than twenty years. As of February 28, 2021, there were 18 issues in the Underlying Index.

The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.

iShares® Convertible Bond ETF

The fund seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million.

The fund seeks to track the investment results of the Bloomberg Barclays U.S. Convertible Cash Pay Bond > $250MM Index (the “Underlying Index”). The Underlying Index is a subset of the Bloomberg Barclays U.S. Convertibles: Cash Pay Bonds Index, which is one of the four classes of the Bloomberg Barclays U.S. Convertibles Index (i.e., cash pay, zero coupon, preferred and mandatory convertible bonds) and measures the performance of the U.S. dollar-denominated convertibles market. The

Fund Name	Investment Objective and Principal Investment Strategies

Underlying Index is market capitalization-weighted and consists of only cash pay convertible bonds. Cash pay convertible bonds allow the holder of the bond the option to convert into a pre-specified number of shares of the issuer’s common stock, but do not require conversion.

The universe of securities that are eligible for inclusion in the Underlying Index includes U.S. dollar-denominated securities with maturities of 31 days or more and $250 million or more of outstanding face value issued by financials, industrials and utilities corporations. The securities may be investment-grade, high yield (as determined by Bloomberg Index Services Limited) (i.e., non-investment-grade and commonly referred to as “junk bonds”) or non-rated. The Underlying Index is rebalanced on the last business day of each month.

Securities eligible for inclusion in the Underlying Index must be convertible tranches registered with the SEC or issued under Rule 144A of the Securities Act of 1933, as amended.

The Fund will invest in only U.S. dollar-denominated securities in order to track the Underlying Index. As of October 31, 2020, a significant portion of the Underlying Index is represented by securities of companies in the consumer cyclical and technology industries or sectors. The components of the Underlying Index are likely to change over time. The methodology used to construct the Underlying Index does not provide for the conversion of the bonds constituting the Underlying Index into the associated common stock regardless of the current price of the common stock.

***

Shareholders should retain this Supplement for future reference

PRO-VS-TA-0122SUP

2